SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York    10080

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders

On November 9, 2004, Merrill Lynch & Co., Inc. (the “Company”) amended the terms of its Liquid Yield Option™ Notes due 2031 (Zero Coupon-Senior) (the “LYONs”) and the related Indenture, dated as of May 23, 2001, as amended by a First Supplemental Indenture dated as of November 1, 2004, by and between the Company and JPMorgan Chase Bank (as amended, the “Indenture”), by a Second Supplemental Indenture, to add December 10, 2004 as an additional date on which holders of the LYONs may require the Company to repurchase all or a portion of their LYONs.

Item 8.01.	Other Events

The Second Supplemental Indenture is filed herewith in connection with the Company’s amendment of the LYONs and the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

EXHIBITS

(4)	Second Supplemental Indenture, dated as of November 9, 2004, between the Company and JPMorgan Chase Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/S/ JUDITH A. WITTERSCHEIN
Judith A. Witterschein
Secretary

Date: November 10, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED NOVEMBER 9, 2004

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

(4)	Second Supplemental Indenture, dated as of November 9, 2004, between the Company and JPMorgan Chase Bank.